EXHIBIT 10.1

CONSENT UNDER FOURTH

AMENDED AND RESTATED CREDIT AGREEMENT

This CONSENT UNDER FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”), dated as of March 5, 2012, is made by and among PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), BARCLAYS BANK PLC, as the administrative agent (the “Administrative Agent”), and the Required Lenders.

Recitals

A. The Borrower, the Lenders, and the Administrative Agent have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of August 2, 2011 (the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties to thereto, as Lenders, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint book runners, Bank of America, N.A., JPMorgan Chase Bank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as Syndication Agents, UBS Securities LLC and Capital One National Association, as Senior Managing Agents, and the Administrative Agent. Unless otherwise noted herein, any terms defined in the Credit Agreement and not defined in this Consent are used herein as defined in the Credit Agreement after giving effect to this Consent.

B. The Borrower has informed the Administrative Agent and certain of the Lenders that the Borrower may refinance its $385,000,000 aggregate principal amount of 7.50% Senior Subordinated Notes due 2015 issued pursuant to the Indenture dated as of June 8, 2007 among the Borrower, the initial guarantors referred to therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, as further amended from time to time (the “Applicable Subordinated Notes”), in part with the proceeds of an issuance of Permitted Refinancing Subordinated Obligations or Permitted Senior Unsecured Obligations and in part with the proceeds of an Incremental Term Facility, each of which is currently expected to close in March 2012 (that portion of the proceeds of such Incremental Term Facility to be used to refinance a portion of the Applicable Subordinated Notes being referred to herein as the “Applicable Proceeds”).

C. Section 7.8(a) of the Credit Agreement limits the ability of the Borrower to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease the Borrower’s Indebtedness under the Subordinated Notes (including the Applicable Subordinated Notes). Section 7.8(a)(ii) provides a carve-out that permits such actions in an aggregate amount not to exceed $100,000,000 after January 1, 2010 with proceeds other than from New Subordinated Obligations, Permitted Refinancing Subordinated Obligations or Permitted Senior Unsecured Obligations.

D. The Borrower desires to use the Applicable Proceeds to refinance a portion of the Applicable Subordinated Notes, even though the Applicable Proceeds are expected to exceed the $100,000,000 limitation set forth in Section 7.8(a)(ii) of the Credit Agreement.

E. In order to effectuate the foregoing, the Borrower has requested that the Administrative Agent and the Lenders agree to a one-time consent regarding the application of Section 7.8(a) of the Credit Agreement.

F. Subject to the terms and conditions set forth herein, the Required Lenders are willing to agree to such one-time consent as hereinafter set forth.

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Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Administrative Agent and the Required Lenders agree as follows:

Section 1. One-time Consent regarding Section 7.8(a) of Credit Agreement. Subject to the terms and conditions herein and upon the terms set forth in this Consent and in reliance on the representations and warranties of the Borrower set forth herein, the Administrative Agent and the Lenders signatory hereto hereby permit the Borrower to use the Applicable Proceeds to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, the Applicable Subordinated Notes at any time on or before June 30, 2012, irrespective of the $100,000,000 limitation set forth in Section 7.8(a)(ii) of the Credit Agreement, and that the use of the Applicable Proceeds for such purpose shall not in any way reduce or count against such $100,000,000 limitation.

Section 2. Representations and Warranties of the Borrower. In order to induce the Required Lenders to enter into this Consent, the Borrower represents and warrants to the Lenders that:

2.1 Organizational Power; Authorization; Enforceable Obligations. The Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Consent and each Subsidiary Guarantor has the organizational power and authority, and the legal right, to make, deliver and perform the Consent of Guarantors in the form of Exhibit A attached hereto (the “Guarantor Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Consent and the Guarantor Consent, as applicable, and the performance of the Loan Documents to which it is a party as modified by this Consent. This Consent and the Guarantor Consent have each been duly executed and delivered on behalf of each Loan Party that is a party hereto. This Consent, the Guarantor Consent, and the Loan Documents, as amended by this Consent, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2.2 No Legal Bar. The execution, delivery and performance of this Consent, the Guarantor Consent and the Loan Documents, as modified by this Consent, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or permitted thereunder). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

2.3 No Default. After giving effect to this Consent, no event has occurred, is continuing, or will result from, the execution and delivery of this Consent or the Guarantor Consent that would constitute a Default or an Event of Default.

2.4 Representations and Warranties. After giving effect to this Consent, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the Consent Effective Date (except for those representations and warranties that speak as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).

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Section 3. Conditions to Effectiveness of this Consent. This Consent, and the consents and approvals contained herein, shall be effective on the date (such date, the “Consent Effective Date”) when each of the following conditions has been satisfied:

3.1 Execution of Consent. The Borrower and the Required Lenders shall have executed and delivered this Consent.

3.2 Execution of Guarantor Consent. Each of the Guarantors shall have executed and delivered the Guarantor Consent in the form of Exhibit A attached hereto.

3.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Consent Effective Date as if made on and as of such date after giving effect to this Consent.

3.4 No Default. After giving effect to this Consent, no Default or Event of Default shall have occurred and be continuing on the Consent Effective Date.

3.5 Approvals. All governmental and third party approvals necessary or advisable in connection with the transactions contemplated by this Consent shall have been obtained and be in full force and effect or otherwise applied for or requested (and the Borrower has no reason to believe that they will not be obtained in due course), and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the consents and approvals contemplated hereby.

Section 4. Effect Of Consent; Ratification. This Consent is a Loan Document. From and after the date on which this Consent becomes effective, all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as modified hereby. Except as expressly waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

Section 5. Borrower Confirmation. The Borrower confirms that as modified hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

Section 6. GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONSENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 7. No Waiver. Except as expressly set forth herein, the execution, delivery and effectiveness of this Consent does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

Section 8. Integration. The Credit Agreement and the other Loan Documents (as modified by this Consent) represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Lead Arranger or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.

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Section 9. Captions. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.

Section 10. Counterparts. This Consent may be executed by one or more of the parties to this Consent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Consent shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Consent signed by all the parties shall be lodged with the Administrative Agent.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Consent as of the date set forth above.

BORROWER:

PINNACLE ENTERTAINMENT, INC., a Delaware corporation

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Executive Vice President and Chief Financial Officer

Consent Signature Page

ADMINISTRATIVE AGENT
AND LENDER:	BARCLAYS BANK PLC

	By:	/s/ Noam Azachi
		Name:	Noam Azachi
		Title:	Authorized Signatory

Consent Signature Page

LENDER:

Bank of America, N.A.

By:	/s/ Brian D. Corum
	Name:	Brian D. Corum
	Title:	Managing Director

Consent Signature Page

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marc Costantino
	Name:	Marc Costantino
	Title:	Executive Director

Consent Signature Page

LENDER:

Credit Agricole Corporate and Investment Bank

By:	/s/ David Bowers
Name: David Bowers
Title: Managing Director

By:	/s/ Joseph A. Asciolla
Name: Joseph A. Asciolla
Title: Managing Director

Consent Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS as Lender:

By:	/s/ David A. Reid
	Name:	David A. Reid
	Title:	Director

By:	/s/ Eric Pratt
	Name:	Eric Pratt
	Title:	Director

Consent Signature Page

LENDER:

CAPITAL ONE, N.A.

By:	/s/ Ross Wales
	Name:	Ross Wales
	Title:	Senior Vice President

Consent Signature Page

LENDER:

Wells Fargo Bank, N.A.

By:	/s/ Peitty Chou
	Name:	Peitty Chou
	Title:	Director

Consent Signature Page

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Consent Signature Page

Exhibit A

CONSENT OF GUARANTORS

March 5, 2012

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Consent, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Consent, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of day first set forth above.

BILOXI CASINO CORP., a Mississippi corporation
CASINO MAGIC CORP., a Minnesota corporation

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Chief Financial Officer

CASINO ONE CORPORATION,a Mississippi corporation
PNK (BOSSIER CITY), INC., a Louisiana corporation

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Treasurer

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By: Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Executive Officer

BOOMTOWN, LLC, a Delaware limited liability company

By: Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

Consent of Guarantors

OGLE HAUS, LLC, an Indiana limited liability company

By: Belterra Resort Indiana, LLC, its sole member

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Executive Vice President and Chief Financial Officer

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By: Pinnacle Entertainment, Inc., its sole member and manager

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

PNK (RENO), LLC, a Nevada limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By: Boomtown, LLC, its general partner

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

Consent of Guarantors

PNK (ES), LLC, a Delaware limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Executive Vice President and Chief Financial Officer

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Executive Vice President and Chief Financial Officer

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership

By: PNK Development 8, LLC, its Managing Partner

By: Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK Development 7, LLC, a Delaware limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Executive Vice President and Chief Financial Officer

Consent of Guarantors

PNK Development 8, LLC, a Delaware limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Executive Vice President and Chief Financial Officer

PNK Development 9, LLC, a Delaware limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Executive Vice President and Chief Financial Officer

PNK (OHIO), LLC, an Ohio limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Executive Vice President and Chief Financial Officer

PNK (OHIO) II, LLC, an Ohio limited liability company

By: PNK (Ohio), LLC, its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Vice President and Treasurer

PNK (OHIO) III, LLC, an Ohio limited liability company

By: PNK (Ohio), LLC, its sole member

By:	/s/ Carlos A. Ruisanchez
	Name:	Carlos A. Ruisanchez
	Title:	Vice President and Treasurer

Consent of Guarantors

PNK (SCB), L.L.C., a Louisiana limited liability company

By: PNK Development 7, LLC, its sole member

By: Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

PNK (STLH), LLC, a Delaware limited liability company

By: Pinnacle Entertainment, Inc., its sole member

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

President Riverboat Casino-Missouri, Inc., a Missouri corporation

By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Chief Financial Officer and Treasurer

PNK (River City), LLC, a Missouri limited liability company

By: Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez
Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

By:	/s/ John A. Godfrey
Name: John A. Godfrey
Title: Manager

Consent of Guarantors